                                                                  Exhibit 99.03

           UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

On September 24, 1997, Travelers Group Inc. ("Travelers Group") announced that it had agreed to acquire Salomon Inc ("Salomon") through a merger of Salomon with a wholly owned subsidiary of Travelers Group. The merger, which is expected to be completed in the fourth quarter of 1997, is expected to be accounted for under the pooling of interests method. In connection with the proposed transaction, Salomon will be merged with Smith Barney Holdings Inc. ("Smith Barney"), a wholly owned subsidiary of Travelers Group. The assets and liabilities of both companies will be combined at historical cost. Historical consolidated financial statements presented in future reports will be restated to include the accounts and results of Salomon. The merger is subject to customary closing conditions, including regulatory and Salomon stockholder approval.

The following unaudited pro forma condensed combined statement of financial condition combines the historical consolidated statement of financial condition of Smith Barney and the historical consolidated statement of financial condition of Salomon giving effect to the merger as though the transaction had been consummated on June 30, 1997. The following unaudited pro forma condensed combined statements of operations combine the historical statements of operations of Smith Barney and Salomon giving effect to the merger as if it had occurred on January 1, 1994. This information should be read in conjunction with the accompanying notes hereto; the separate historical financial statements of Smith Barney as of June 30, 1997 and for the six months ended June 30, 1997 and 1996, and for each of the three years ended December 31, 1996 which are contained in Smith Barney's Quarterly Report on Form 10-Q for the quarterly period ended June 30, 1997 and its Annual Report on Form 10-K for the fiscal year ended December 31, 1996, respectively; and the separate historical financial statements of Salomon as of June 30, 1997 and for the six months ended June 30, 1997 and 1996, and for each of the three years ended December 31, 1996 which are contained in Salomon's Quarterly Report on Form 10-Q for the quarterly period ended June 30, 1997 and its Annual Report on Form 10-K for the fiscal year ended December 31, 1996, respectively.

The pro forma financial data is not necessarily indicative of the results of operations that would have occurred had the merger been consummated or of future operations of the combined company.

                   SMITH BARNEY HOLDINGS INC. AND SUBSIDIARIES
     UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF FINANCIAL CONDITION
                               AS OF JUNE 30, 1997
                                  (IN MILLIONS)


                                                               SMITH BARNEY      SALOMON         PRO FORMA       PRO FORMA
                                                                HISTORICAL      HISTORICAL      ADJUSTMENTS       COMBINED
                                                               ------------     ----------      -----------      --------
         ASSETS
Cash and cash equivalents                                        $   232       $   2,081                         $   2,313
Cash segregated and on deposit for Federal and other
     regulations and deposits with clearing organizations          1,421              --                             1,421
Securities purchased under agreements to resell                   14,610          62,547                            77,157
Deposits paid for securities borrowed                             13,340          28,773                            42,113
Receivables:
         Customers                                                 7,561           4,877                            12,438
         Brokers and dealers                                         946           1,137                             2,083
         Other                                                       762             624                             1,386
Securities owned, at market value                                 14,014         132,848                           146,862
Commodities and related products and instruments                      --           1,533                             1,533
Property, equipment and leasehold improvements, at
     cost, net of accumulated depreciation and amortization          450             505                               955
Excess of purchase price over fair value of net assets
     acquired, net of accumulated amortization                       274              --                              274
Other assets                                                       2,127           1,028               --           3,155
                                                               -----------------------------------------------------------
Total assets                                                   $  55,737       $ 235,953        $      --       $ 291,690
                                                               ===========================================================


         LIABILITIES AND STOCKHOLDER'S EQUITY

Commercial paper and other short-term borrowings               $   4,268       $   8,036                           12,304
Securities sold under agreements to repurchase                    19,479         105,999                          125,478
Deposits received for securities loaned                            6,431           2,815                            9,246
Payables to customers                                              4,784           3,290                            8,074
Payables to brokers and dealers                                      258           3,979                            4,237
Securities sold not yet purchased, at market value                 9,640          87,058                           96,698
Notes payable                                                      2,735          16,050                           18,785
Other payables and accrued liabilities                             4,927           2,843              450           8,220
Subordinated indebtedness                                            224              30                              254
                                                               ----------------------------------------------------------
         Total liabilities                                        52,746         230,100              450         283,296
                                                               ----------------------------------------------------------

         Redeemable preferred stock                                   --             420             (420)             --
         Guaranteed preferred beneficial interests in
              subordinated debt securities                            --             345                              345

Stockholder's equity:

         Preferred stock                                              --             450             (450)             --
         Common stock                                                 --             159              (53)            106
         Additional paid-in capital                                1,803             438              750           2,991
         Retained earnings                                         1,183           5,811           (1,596)          4,948
                                                                                                     (450)
         Treasury stock, at cost                                      --          (1,769)           1,769              --
         Cumulative translation adjustment                             5              (1)                               4
                                                               ----------------------------------------------------------

         Total stockholder's equity                                2,991           5,088              (30)          8,049
                                                               ----------------------------------------------------------
Total liabilities and stockholder's equity                     $  55,737       $ 235,953        $      --       $ 291,690
                                                               ==========================================================


              See Notes to Unaudited Pro Forma Condensed Combined Financial Statements

                   SMITH BARNEY HOLDINGS INC. AND SUBSIDIARIES
         UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JUNE 30, 1997
                                  (IN MILLIONS)


                                                   SMITH BARNEY      SALOMON        PRO FORMA
                                                    HISTORICAL      HISTORICAL      COMBINED
                                                    ----------      ----------      --------
Revenues:

       Commissions                                   $ 1,183         $   199         $ 1,382
       Principal transactions                            514             927           1,441
       Investment banking                                518             441             959
       Asset management and administration fees          762              29             791
       Other                                              52              --              52
                                                     ---------------------------------------

              Total non-interest revenues              3,029           1,596           4,625

       Interest and dividends                          1,160           3,045           4,205
       Interest expense                                  926           2,527           3,453
                                                     ---------------------------------------

              Net interest and dividends                 234             518             752
                                                     ---------------------------------------

              Net revenues                             3,263           2,114           5,377

Expenses, excluding interest:

       Employee compensation and benefits              1,812           1,111           2,923
       Communications, occupancy and equipment           274             197             471
       Floor brokerage and other production               84              40             124
       Other operating and administrative expenses       306             137             443
                                                     ---------------------------------------

              Total expenses, excluding interest       2,476           1,485           3,961
                                                     ---------------------------------------

              Income before income taxes                 787             629           1,416

       Income tax expense                                318             236             554
                                                     ---------------------------------------

       Income from continuing operations             $   469         $   393         $   862
                                                     =======================================


              See Notes to Unaudited Pro Forma Condensed Combined Financial Statements

                   SMITH BARNEY HOLDINGS INC. AND SUBSIDIARIES
         UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JUNE 30, 1996
                                  (IN MILLIONS)


                                                   SMITH BARNEY       SALOMON         PRO FORMA
                                                    HISTORICAL       HISTORICAL       COMBINED
                                                   ------------      ----------       ---------
Revenues:

       Commissions                                  $  1,182         $    165        $  1,347
       Principal transactions                            543            1,235           1,778
       Investment banking                                576              432           1,008
       Asset management and administration fees          648               22             670
       Other                                              57               --              57
                                                    -----------------------------------------
              Total non-interest revenues              3,006            1,854           4,860

       Interest and dividends                            908            3,008           3,916
       Interest expense                                  713            2,401           3,114
                                                    -----------------------------------------

              Net interest and dividends                 195              607             802
                                                    -----------------------------------------

              Net revenues                             3,201            2,461           5,662

Expenses, excluding interest:

       Employee compensation and benefits              1,811            1,096           2,907
       Communications, occupancy and equipment           278              181             459
       Floor brokerage and other production               74               34             108
       Other operating and administrative expenses       298              137             435
                                                    -----------------------------------------

              Total expenses, excluding interest       2,461            1,448           3,909
                                                    -----------------------------------------

              Income before income taxes                 740            1,013           1,753

       Income tax expense                                288              405             693
                                                    -----------------------------------------

       Income from continuing operations            $    452         $    608        $  1,060
                                                    =========================================


        See Notes to Unaudited Pro Forma Condensed Combined Financial Statements

                   SMITH BARNEY HOLDINGS INC. AND SUBSIDIARIES
         UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1996
                                  (IN MILLIONS)


                                                  SMITH BARNEY      SALOMON         PRO FORMA
                                                   HISTORICAL      HISTORICAL       COMBINED
                                                  ------------     ----------       ---------
Revenues:

       Commissions                                  $  2,250        $    326        $  2,576
       Principal transactions                            990           1,990           2,980
       Investment banking                              1,148             853           2,001
       Asset management and administration fees        1,349              48           1,397
       Other                                             111              81             192
                                                    ----------------------------------------

              Total non-interest revenues              5,848           3,298           9,146

       Interest and dividends                          1,926           5,748           7,674
       Interest expense                                1,507           4,679           6,186
                                                    ----------------------------------------

              Net interest and dividends                 419           1,069           1,488
                                                    ----------------------------------------

              Net revenues                             6,267           4,367          10,634

Expenses, excluding interest:

       Employee compensation and benefits              3,522           2,039           5,561
       Communications, occupancy and equipment           565             374             939
       Floor brokerage and other production              147              74             221
       Other operating and administrative expenses       579             270             849
                                                    ----------------------------------------

              Total expenses, excluding interest       4,813           2,757           7,570
                                                    ----------------------------------------

              Income before income taxes               1,454           1,610           3,064

       Income tax expense                                571             628           1,199
                                                    ----------------------------------------

       Income from continuing operations            $    883        $    982        $  1,865
                                                    =========================================

        See Notes to Unaudited Pro Forma Condensed Combined Financial Statements

                   SMITH BARNEY HOLDINGS INC. AND SUBSIDIARIES
         UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1995
                                  (IN MILLIONS)


                                                   SMITH BARNEY     SALOMON        PRO FORMA
                                                    HISTORICAL     HISTORICAL       COMBINED
                                                   ------------    ----------      ---------
Revenues:

       Commissions                                  $  2,008        $    332        $  2,340
       Principal transactions                          1,016           1,077           2,093
       Investment banking                                847             472           1,319
       Asset management and administration fees        1,052              39           1,091
       Other                                             108              12             120
                                                    ----------------------------------------

              Total non-interest revenues              5,031           1,932           6,963

       Interest and dividends                          1,752           7,021           8,773
       Interest expense                                1,375           5,754           7,129
                                                    ----------------------------------------

              Net interest and dividends                 377           1,267           1,644
                                                    ----------------------------------------

              Net revenues                             5,408           3,199           8,607

Expenses, excluding interest:

       Employee compensation and benefits              3,193           1,710           4,903
       Communications, occupancy and equipment           572             385             957
       Floor brokerage and other production              137              63             200
       Other operating and administrative expenses       485             242             727
                                                    ----------------------------------------

              Total expenses, excluding interest       4,387           2,400           6,787
                                                    ----------------------------------------

              Income before income taxes               1,021             799           1,820

       Income tax expense                                426             286             712
                                                    ----------------------------------------

       Income from continuing operations            $    595        $    513        $  1,108
                                                    ========================================


        See Notes to Unaudited Pro Forma Condensed Combined Financial Statements

                   SMITH BARNEY HOLDINGS INC. AND SUBSIDIARIES
         UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1994
                                  (IN MILLIONS)


                                                   SMITH BARNEY     SALOMON         PRO FORMA
                                                    HISTORICAL     HISTORICAL       COMBINED
                                                   ------------    ----------       ---------
Revenues:

       Commissions                                   $  1,800       $    336        $  2,136
       Principal transactions                             900           (560)            340
       Investment banking                                 680            486           1,166
       Asset management and administration fees           941             23             964
       Other                                               98              7             105
                                                    ----------------------------------------

              Total non-interest revenues               4,419            292           4,711

       Interest and dividends                           1,099          5,902           7,001
       Interest expense                                   770          4,873           5,643
                                                    ----------------------------------------

              Net interest and dividends                  329          1,029           1,358
                                                    ----------------------------------------

              Net revenues                              4,748          1,321           6,069

Expenses, excluding interest:

       Employee compensation and benefits               2,953          1,455           4,408
       Communications, occupancy and equipment            574            383             957
       Floor brokerage and other production               138             70             208
       Other operating and administrative expenses        441            262             703
                                                    ----------------------------------------

              Total expenses, excluding interest        4,106          2,170           6,276
                                                    ----------------------------------------

Gain on sale of equity investment                          34             --              34
                                                    ----------------------------------------

              Income (loss) before income taxes           676           (849)           (173)

       Income tax expense (benefit)                       288           (439)           (151)
                                                    ----------------------------------------

       Income (loss) from continuing operations     $    388         $  (410)        $   (22)
                                                    ========================================

        See Notes to Unaudited Pro Forma Condensed Combined Financial Statements

      NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

1.   Description of Transaction and Basis of Presentation

         On September 24, 1997, Travelers Group Inc. ("Travelers Group") announced that it had agreed to acquire Salomon Inc ("Salomon") through a merger of Salomon with a wholly owned subsidiary of Travelers Group. The merger, which is expected to be completed in the fourth quarter of 1997, is expected to be accounted for under the pooling of interests method. In connection with the proposed transaction, Salomon will be merged with Smith Barney Holdings Inc. ("Smith Barney"), a wholly owned subsidiary of Travelers Group. The assets and liabilities of both companies will be combined at historical cost. Historical consolidated financial statements presented in future reports will be restated to include the accounts and results of Salomon. The merger is subject to customary closing conditions, including regulatory and Salomon stockholder approval.

2.   Accounting Policies

         Smith Barney and Salomon are in the process of reviewing their accounting policies and, as a result of this review, it may be necessary to restate either Smith Barney's or Salomon's financial statements to conform to those accounting policies that are determined to be most appropriate. No such restatements have been made to the pro forma combined financial statements.

3.   Intercompany Transactions

         Transactions between Smith Barney and Salomon are not material in relation to the pro forma combined financial statements and therefore intercompany balances have not been eliminated from the pro forma combined amounts.

4.   Pro Forma Adjustments

         The pro forma adjustments at June 30, 1997 reflect (1) the cancellation and retirement of all Salomon common stock held in treasury pursuant to the Merger Agreement, (2) the conversion of Salomon redeemable preferred stock and preferred stock into redeemable preferred stock and preferred stock of Travelers Group with substantially identical terms, and (3) the after-tax effect on retained earnings of an estimated charge for restructuring (see note 5).

5.   Restructuring Charge

         The pro forma condensed combined statements of operations do not reflect a planned merger-related restructuring charge of between $400 million and $500 million (after-tax) primarily for severance and costs related to excess or unused office space and other facilities since such restructuring charge is non-recurring. Although there can be no assurance that the restructuring charge will fall within the range provided, this range represents management's best estimate based on the currently available information.

6.   Future Cost Savings

         As Salomon's operations are integrated with the existing operations of Smith Barney, management expects to achieve, by the end of a three-year period, annual cost savings in excess of $200 million (after-tax) from the reduction of overhead expenses, changes in corporate infrastructure and the elimination of redundant expenses. There can be no assurance that these projected cost savings will be achieved. These expected future cost savings are not reflected in the pro forma financial data.


The statements contained in notes 5 and 6 above may be deemed to be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended. Forward-looking statements are typically identified by the words "believe," "expect," "anticipate," "intend," "estimate" and similar expressions. These forward-looking statements are based largely on management's expectations and are subject to a number of uncertainties. Actual results could differ materially from these forward-looking statements as a result of a number of factors, including (1) determination of the number, job classification and location of employee positions to be eliminated, (2) compatibility of the operating systems of the combining companies, (3) the degree to which existing administrative and back-office functions and costs are complementary or redundant, and (4) the timing of implementation of changes in operations to effect cost savings. Smith Barney undertakes no obligation to update publicly or revise any forward-looking statements.